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                                                                      EXHIBIT 99



[LOGO] ARISTAR

1998 Strategic Plan

Craig Chapman
July 1998


Slide One




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[LOGO] ARISTAR

Operating Guidelines

To become a premier financial services company that provides a superior return to its shareholders by:

*       Focusing on our high margin growth businesses

*       Becoming the low cost producer

*       Having ownership in everything we do

*       Superior execution


Slide Two



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[LOGO] ARISTAR

Measures of Success

                                                 WMI                 ARISTAR
                                                 ---                 -------
*         ROE                                 > 18.0%                > 18.0%
*         EPS Growth                            15.0%                  15.0%
*         Efficiency Ratio                    < 50.0%                  40.0%
*         NPA/Total Assets                     < 1.0%                   n.a.
*         Net Charge-Off                         n.a.                   2.8%


Slide Three



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[LOGO] ARISTAR

Best in Class Comparison

                                      Best in                      Multi-Year Average                  1997                Aristar
                                    Class '97(1)                     Best in Class(1)                Aristar(2)            Target
                                     ---------                        -------------                   -------              ------
ROE(3)                           16.60% *(22.25%)                   20.02% *(27.62%)                  12.03%                18.0%

ROA(3)                                 3.15%                         3.02% *(3.73%)                    1.96%                3.0%

Efficiency Ratio(4)                   42.25%                             43.09%                       48.01%                40.0%

Net Charge-Offs as a Percentage        2.34%                              1.74%                        3.00%                2.8%
of Average Receivables Owned(3)


(1) The class members are Norwest Financial, Inc. ("Norwest"), Avco Financial Services, Inc., Commercial Credit Company, Associates Corporation of North America, American General Finance Corporation, Household Finance Corporation and Aristar, Inc.

(2) Adjusted to reflect charged-off interest and fee income in the pre-tax amount of $4.2 million, resulting from the revision of Aristar's estimate of interest earnings on "same as cash" sales finance contracts and to reflect an aggregate net pre-tax credit of $0.5 million resulting from a change in post-retirement benefits related to the merger of Great Western Financial Corporation, formerly Aristar's ultimate parent, into a wholly-owned subsidiary of Washingon Mutual, Inc., in July 1997.

(3) As reported in "Finance Companies: Credit Opinions" published by Moody's Investors Service for the American Financial Services Association Finance Investors Conference held May 11-13, 1998.

(4) As reported in the class members' periodic reports filed with the Securities and Exchange Commission via the EDGAR System.

*Excludes Norwest due to third party servicing income



Slide Four



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[LOGO] ARISTAR

Sub-Prime/Consumer Finance Market Environment

*       A- through C customers

*       Market growing at 16-20%

*       Consolidations of both large and small firms

*       Smaller players have limited access to capital


Slide Five



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[LOGO] ARISTAR

Sub-Prime/Consumer Finance Market Environment (continued)

*       Non-traditional entrants; Fannie Mae, Freddie Mac and Banks

*       Pressure on margins due to competition

*       Regulatory pressure on predatory sales practices


Slide Six



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[LOGO] ARISTAR

Competitive Advantages

*       "The Franchise" - Customer Relationship

*       Number one position in small to mid-size markets

*       Speed of service

*       Flexibility of packaging


Slide Seven



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[LOGO] ARISTAR

Strategy


*       Build a national "Franchise"

*       Grow the receivable base at or above market averages

*       Diversify distribution beyond retail branch network

*       Pursue acquisitions


Slide Eight



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[LOGO] ARISTAR

Strategy (continued)

*       Institute a sales culture

*       Become the low-cost producer

*       Develop credit risk capabilities


Slide Nine



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[LOGO] ARISTAR

Strategy - Grow the Business

*       Exploit existing customer base by;

        -        focusing on core products

        -        up-selling and cross-selling

*       Reinforce our dominant position in small to mid-size markets

*       Rationalize branch network

*       Expand branch network to new markets


Slide 10



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[LOGO] ARISTAR

Strategy - Grow the Business (continued)

*       WAMU turndowns, cross-sells and checking customers

*       Eliminate unprofitable ancillary products

*       Develop segmentation and target marketing capabilities

*       Manage business mix

*       Take on our competition in primary markets


Slide Eleven



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[LOGO] ARISTAR

Map of United States showing states in which offices of Aristar, Inc., and its subsidiaries are located.

Aristar locations - Oregon, Idaho, California, Utah, Colorado, New Mexico, Kansas, Oklahoma, Texas, Louisiana, Mississippi, Alabama, Georgia, Florida, South Carolina, North Carolina, Tennessee, Kentucky, Illinois, Virginia, West Virginia, Pennsylvania, New Jersey Delaware and Maryland.


Slide Twelve



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[LOGO] ARISTAR

Diversification Opportunities

* Acquire customers through Washington Mutual in both branch and mortgage business

*       Wholesale and retail sub-prime

*       Strategic Alliances

* Re-position Visa to centrally acquire new sub-prime customers (low income/good credit)

*       New customer acquisitions via direct mail and telemarketing


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[LOGO] ARISTAR

Strategy - Sales Culture

*       Focus on sales:

        - Establish individual sales quotas by product

*       Upgrade sales personnel

*       Re-design compensation plan

*       Lead management system

*       Remove non-sales activities


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[LOGO] ARISTAR

Strategy - Low Cost Producer

*       Centralize Backroom -
        Legal, bankrupts, payments, 120+ and BD recoveries

*       Centralize sales finance processing

*       Eliminate unprofitable ancillary products

*       Reduce non-earning assets


Slide Fifteen



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[LOGO] ARISTAR

Strategy - Low Cost Producer (continued)

* Rationalize process flows and implement productivity standards and capacity models

*       Examine corporate structure

*       Match assets to legal entity


Slide Sixteen



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[LOGO] ARISTAR

Strategy - Develop Credit Risk Capabilities

*       New application scoring

*       Adaptive control system

*       Automated application processing

*       Integrate with Washington Mutual


Slide Seventeen



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[LOGO] ARISTAR


Finance Receivables at quarter-end (dollars in millions)

                                                                                                                       YTD 98
                                       06/30/98                   03/31/98                  12/31/97                   Change
Real estate secured loans                 1,039                      1,002                       978                      61
Other installment loans                   1,005                        998                     1,025                     (20)
Retail installment contracts                275                        289                       325                     (50)
                                        -------------------------------------------------------------------------------------

Consumer finance receivables
  net of unearned finance charges
  and deferred loan fees                  2,319                      2,289                     2,328                      (9)

Allowance for credit losses                 (76)                       (74)                      (74)                     (2)
                                        -------------------------------------------------------------------------------------

Net consumer finance receivables          2,243                      2,215                     2,254                     (11)
                                        =====================================================================================

     [Since Aristar originally filed the Form 8-K to which this Form 8-K/A is Amendment No. 1, certain amounts in prior periods have been reclassified to conform to the current period's presentation as reported in Aristar's Form 10-Q for the period ended June 30, 1998.]


Slide Eighteen




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[LOGO] ARISTAR

Income Statement (dollars in millions)

                                                                                              YTD                      YTD
                                                                                              ---                      ---

                                       Q2'98                      Q2'97                   6/30/98                  6/30/97
                                       -----                      -----                   -------                  -------
Net Interest Income                     68.0                       61.4                     134.9                    122.3
Other Income                             5.7                        7.0                      12.3                     13.1
                                       -----------------------------------------------------------------------------------

  Net Margin                            73.7                       68.4                     147.2                    135.4

Provision for loan losses               18.3                       15.6                      36.3                     31.0
G & A Expense                           32.9                       31.2                      66.9                     64.8
                                       -----------------------------------------------------------------------------------

Net Income before taxes                 22.5                       21.6                      44.0                     39.6
Provision for income taxes               8.9                        8.5                      17.4                     15.6
                                       -----------------------------------------------------------------------------------

  Net Income                            13.6                       13.1                      26.6                     24.0
                                       ===================================================================================


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[LOGO] ARISTAR

Income Statement (as a percentage of average assets)

                                                                                          YTD                      YTD
                                                                                          ---                      ---

                                   Q2'98                      Q2'97                   6/30/98                  6/30/97
                                   -----                      -----                   -------                  -------
Net Interest Income                10.80                      10.51                     10.74                    11.16
Other Income                        0.92                       1.20                      0.98                     1.19
                                   -----------------------------------------------------------------------------------

  Net Margin                       11.72                      11.71                     11.71                    12.35

Provision for loan losses           2.91                       2.67                      2.89                     2.83
G & A Expense                       5.23                       5.34                      5.32                     5.91
                                   -----------------------------------------------------------------------------------

Net Income before taxes             3.58                       3.70                      3.50                     3.61
Provision for income taxes          1.41                       1.46                      1.39                     1.42
                                   -----------------------------------------------------------------------------------

  Net Income                        2.17                       2.24                      2.12                     2.19
                                   ===================================================================================


Slide Twenty



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[LOGO] ARISTAR

60+ days Delinquencies as a % of Gross Receivables, as determined on the last day of the month.

                                     (Graph)


Dec. '96                                                               2.56%
Jan. '97                                                               2.54%
Feb. '97                                                               2.57%
Mar. '97                                                               2.55%
Apr. '97                                                               2.53%
May  '97                                                               2.53%
Jun. '97                                                               2.55%
Jul. '97                                                               2.54%
Aug. '97                                                               2.59%
Sep. '97                                                               2.69%
Oct. '97                                                               2.65%
Nov. '97                                                               2.73%
Dec. '97                                                               2.73%
Jan. '98                                                               2.76%
Feb. '98                                                               2.74%
Mar. '98                                                               2.63%
Apr. '98                                                               2.64%
May  '98                                                               2.66%
Jun. '98                                                               2.68%


Slide Twenty-one



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[LOGO] ARISTAR

Net Charge-Offs for the month as a % of Net Receivables on the last day of the month.

                                     (Graph)


Dec. '96                                                               2.56%
Jan. '97                                                               2.79%
Feb. '97                                                               2.80%
Mar. '97                                                               2.92%
Apr. '97                                                               2.88%
May  '97                                                               2.89%
Jun. '97                                                               2.86%
Jul. '97                                                               2.85%
Aug. '97                                                               2.95%
Sep. '97                                                               2.99%
Oct. '97                                                               3.02%
Nov. '97                                                               3.11%
Dec. '97                                                               3.31%
Jan. '98                                                               3.10%
Feb. '98                                                               3.12%
Mar. '98                                                               3.15%
Apr. '98                                                               3.26%
May  '98                                                               2.65%*
Jun. '98                                                               3.00%

*Includes recovery of $600,000 on sale of Charged-Off receivables


Slide Twenty-two



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